SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS [Text Block]

21. SUBSEQUENT EVENTS

  On January 10, 2023, the Company granted 479,760 stock options at an exercise price of $0.65 (CAD$0.87) per option, with the expiry date January 10, 2028, 290,310 RSUs, and 247,500 DSUs to its employees, directors, and officers, according to the Company's Equity Incentive Plan.
  In February 2023, 90,000 stock options at an exercise price of $2.60 (CAD$3.20) and 100,000 stock options at an exercise price of $2.30 (CAD$2.95) expired unexercised.
  The Company announced on February 27, 2023 that it has entered into an arm's length definitive agreement dated February 26, 2023 for an at-market merger with Millennial Precious Metals Corp ("Millennial") pursuant to which Integra and Millennial have agreed to combine their respective companies by way of a court-approved plan of arrangement (the "Transaction"). Under the terms of the Transaction, Millennial shareholders will receive 0.23 of a common share of Integra for each Millennial common share held. The transaction is expected to close in early May 2023.
  The Company announced on February 27, 2023 on bought deal private placement of up to CAD$24.5 million at CAD$0.70 per subscription receipt (the "Issue Price"). The financing closed on March 16, 2023 and 35,000,000 subscription receipts were issued. The subscription receipts will be exchanged for Integra shares contemporaneously on close of the Transaction described above. Funds will only be released to Integra upon issuance of the shares.  The Company announced on February 27, 2023 a non-brokered private placement of CAD$10.5 million with Wheaton Precious Metals ("Wheaton") at CAD$0.70 per subscription receipt. The financing closed on March 16, 2023 and 15,000,000 subscription receipts were issued to Wheaton. The subscription receipts will be exchanged for Integra shares contemporaneously on close of the Transaction described above. Funds will only be released to Integra upon issuance of the shares.  On the closing date of the Brokered Offering, the Company paid to the Underwriters CAD$0.3 million, representing 25% of the Underwriters’ commission, together with the Underwriters’ expenses incurred in connection with the Brokered Offering. In the event that the Transaction does not close, these fees will not be refundable.
  The Company announced on February 27, 2023, that, conditional on the closing of the Transaction (as described above), its loan agreement with Beedie Investments Ltd. ("Beedie Capital") will be amended to, among other things, modify the conversion price on the initial advance of US$10 million under the loan agreement to reflect a 35% premium to the Issue Price (as described above) and to increase the effective interest rate from 8.75% to 9.25% per annum.